United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 9, 2023

Date of Report (Date of earliest event reported)

Plutonian Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41554	86-2789369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Broadway 3rd, 5th & 6th Floors New York NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646)969-0946

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Common Stock, one redeemable Warrant, and one Right	PLTNU	The Nasdaq Stock Market LLC
Common Stock	PLTN	The Nasdaq Stock Market LLC
Warrant, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PLTNW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-sixth (1/6) of one share of Common Stock	PLTNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On October 9, 2023, Plutonian Acquisition Corp. (“Plutonian” or “SPAC”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Agreement”) with (i) Big Tree Cloud International Group Limited, a Cayman Islands exempted company (“Holdco”), (ii) Big Tree Cloud Holdings Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of Holdco (“PubCo”), (iii) Big Tree Cloud Merger Sub I Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), (iv) Big Tree Cloud Merger Sub II Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“Merger Sub 2” and, together with PubCo and Merger Sub 1, each an “Acquisition Entity” and collectively, the “Acquisition Entities”), and (v) Guangdong Dashuyun Investment Holding Group Co., Ltd. (广东省大树云投资控股集团有限公司) a PRC limited liability company (“Company”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

Pursuant to the Agreement and subject to the terms and conditions set forth therein, (i) Merger Sub 1 will merge with and into the Holdco (the “Initial Merger”) whereby the separate existence of Merger Sub 1 will cease and Holdco will be the surviving corporation of the Initial Merger and become a wholly owned subsidiary of PubCo, and (ii) following the Initial Merger Effective Time, Merger Sub 2 will merge with and into SPAC (the “SPAC Merger”, and together with the Initial Merger, the “Mergers”), the separate existence of Merger Sub 2 will cease and SPAC will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of PubCo.

The Mergers imply a current equity value of the Company at $500 million prior to the closing of the Mergers (the “Closing”). As a result of the Mergers, among other things, (i) each outstanding share in Holdco shall automatically be cancelled, and in exchange for the right to receive newly issued ordinary shares in PubCo (“PubCo Ordinary Shares”) at the Holdco Exchange Ratio; (ii) each outstanding SPAC Unit will be automatically detached; (iii) each unredeemed outstanding share of SPAC Common Stock will be cancelled in exchange for the right to receive one PubCo Ordinary Share, (iv) each outstanding SPAC Rights will be cancelled and cease to exist in exchange for the right to receive one-sixth (1/6) PubCo Ordinary Share, and (v) each outstanding SPAC Warrant will be cancelled in exchange for the right to receive one PubCo Warrant. Each outstanding PubCo Ordinary Share will have a value at the time of the Closing of $10.00.

In addition, following the Closing, PubCo will issue an aggregate of up to 20,000,000 PubCo Ordinary Shares (the “Earnout Shares”) to the Holdco’s shareholders who hold Holdco’s shares as of immediately prior to the Initial Merger Effective Time on a pro rata basis upon the occurrence of the Earn-out Event. Earn-out Event is defined as the event where the Company Group first reports that there has been, in aggregate, no less than 200 department stores, grocery stores, pharmacies, supermarkets and other retail stores or vendors, each with a gross floor area of no less than 500 square meters, engaged in selling the Company Group’s personal care products or other consumer goods.

The following summaries of the Agreement and the other agreements to be entered into by the parties in connection therewith are qualified in their entirety by reference to the text of the Agreement and such other agreements. The Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Representations and Warranties

In the Agreement, Company and Holdco (collectively, the “Warrantors”) make certain representations and warranties (with certain exceptions set forth in Company’s disclosure schedule) with respect to Holdco and Company (collectively with respective subsidiaries, “Company Group”) and the Acquisition Entities, including matters relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure and validity of share issuance; (e) accuracy of charter documents and corporate records; (f) required consents and approvals; (g) financial information; (h) absence of certain changes or events; (i) title to assets and properties; (j) material contracts; (k) ownership of real property; (l) licenses and permits; (m) compliance with laws, including those relating to foreign corrupt practices and money laundering; (n) ownership of intellectual property; (o) customers and suppliers; (p) employment and labor matters; (q) taxes matters; (r) environmental matters; (s) that neither Holdco nor Company is an investment company; (t) privacy and data protection; (u) no alternative transactions; (v) litigation, and other customary representations and warranties.

In the Agreement, Plutonian makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) litigation; (e) brokers and finders; (f) capital structure and validity of share issuance; (g) minimum trust fund amount; (h) validity of Nasdaq Stock Market listing; (i) SEC filing requirements and financial statements; (j) material contracts; (k) compliance with laws, including those relating to foreign corrupt practices and money laundering; (l) taxes matters; (m) that SPAC is not an investment company; (n) no alternative transactions, and other customary representations and warranties.

Conduct Prior to Closing; Covenants

Each of Holdco, Company, and SPAC has agreed to, and agreed to cause their respective subsidiaries to, use commercially reasonable efforts to, conduct their respective business only in the ordinary course consistent with past practice, prior to the Closing, and not to take certain specified actions without the prior written consent of the other party.

The Parties also agree that the Company and the SPAC shall use their respective commercially reasonable efforts to enter into definitive agreements to raise additional investment no less than $10 million.

The Agreement also contains covenants providing for:

●	each party providing access to their books and records and providing information relating to their respective business to the other party, its legal counsel and other representatives;

●	each party having obligation to promptly notify the other party for notices and other communications it has received in relation to certain matters of the transactions contemplated under the Agreement;

●	Company to deliver the audited financial statements as of and for the fiscal years ended June 30, 2022 and 2023 no later than seven (7) business days following the date of the Agreement;

●	Plutonian to make appropriate arrangements with respect to the funds in its trust account;

●	exculpation, indemnification, advancement of expenses, and insurance arrangement in favor of directors and officers of Plutonian and Company Group;

●	parties’ cooperation in making filings with the SEC; and

●	that the Company may, at its sole discretion, select (but shall not be in any way obligated) to pay certain amounts to extend the time Plutonian has to complete a business combination under certain circumstances and if necessary.

Conditions to Closing

General Conditions

Consummation of the transactions under this Agreement is conditioned on, among other things, (i) the absence of any applicable Law or prohibiting the transactions; (ii) the registration statement on Form F-4 having been declared effective by the SEC; (iii) each of the additional agreements described in the Agreement having been entered into, provided that no less than 95% of the Closing Payment Shares shall be subject to the Company Shareholders Lock-up Agreement (see below); and (iv) the requisite approval of the shareholders of Plutonian and Holdco having been obtained.

Plutonian’s Conditions

The obligation of Plutonian to consummate the Closing is conditioned upon, in addition to the conditions described in the first paragraph and among other things, the following:

●	Company Group complying with all of the obligations under the Agreement in all material respects;

●	the Fundamental Representations of the Warrantors being true and correct in all material respects and representations of the Warrantors other than the Fundamental Representations being true and correct except to the extent that would not have a Company Material Adverse Effect;

●	there having been no material adverse effect on the business of Company; and

●	the requisite third party consents and governmental approvals having been obtained.

Holdco’s Conditions

The obligation of Holdco’s obligation to consummation the Closing is conditioned upon, in addition to the conditions described in the first paragraph and among other things, the following:

●	Plutonian complying with all of their obligations under the Agreement in all material respects;

●	disregarding all qualifiers relating to materiality and SPAC Material Adverse Effect, the representations and warranties of Plutonian being true and correct except to the extent that would not have a SPAC Material Adverse Effect;

●	there having been no material adverse effect on Plutonian;

●	Plutonian shall have completed its share redemption in accordance with the Agreement and its proxy statement; and

●	Plutonian complying with the applicable reporting requirements under the Securities Act and Exchange Act.

Termination

The Agreement may be terminated as follows:

●	in the event the Closing has not occurred by August 15, 2024, by Plutonian or Company, provided that the party seeking to terminate this Agreement has not committed any material breach; or

●	in the event Plutonian or the Company has committed any material breach and such breach is not cured within fifteen (15) days following receipt of a notice of breach from the other party, the non-breaching party may terminate this Agreement by giving notice to the other party and the breaching party shall be obligated to pay the non-breaching party a break-up fee of US$500,000 promptly after termination by the non-breaching party.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Additional Agreements Executed in Connection With the Agreement

Holdco Voting and Support Agreement

Concurrently with the execution of the Agreement, the sole shareholder of the Holdco, has entered into a voting and support agreement with the Holdco, the Company, each of the Acquisition Entities and Plutonian, pursuant to which such sole shareholder agrees to, among other things, vote in favor of the transactions contemplated by the Agreement.

Sponsor Voting and Support Agreement

Concurrently with the execution of the Agreement, Sponsor has entered into and delivered a support agreement with the Holdco, the Company, each of the Acquisition Entities and Plutonian, pursuant to which the Sponsor has agreed, among others, to vote in favor of the Agreement and the transactions contemplated thereunder at the SPAC Special Meeting in accordance with the Insider Letter.

Additional Agreements to be Executed at Closing

In addition to the Agreement, the following agreements will be entered into in connection with the Closing.

Shareholders Lock-Up Agreement

The sole shareholder of the Holdco will enter into an agreement with the PubCo, to be effective as of the Closing, pursuant to which at least ninety-five percent (95%) of the Merger Consideration Shares shall be subject to a lock-up in accordance with the terms and conditions thereunder.

Registration Rights Agreement

In connection with the transactions, PubCo shall enter into an amended and restated registration rights agreement with the sole shareholder of the Holdco and the initial shareholders of Plutonian to provide for the registration of the PubCo Ordinary Shares.

Item 3.02 Unregistered Sales of Equity Securities

None.

Item 7.01 Regulation FD Disclosure

On October [10], 2023, Plutonian and the Company issued a press release announcing the execution of the Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Plutonian and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to Company’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Plutonian’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Plutonian’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by Purchaser, in the final prospectus of Plutonian Acquisition Corp. for its initial public offering dated November 9, 2022; and in Plutonian Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Holdco, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, PubCo and Plutonian will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form F-4 and a proxy statement of Plutonian. The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the registration statement on Form F-4 and proxy statement without charge, once available, at the SEC’s website at www.sec.gov INVESTORS AND SECURITY HOLDERS OF PLUTONIAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PLUTONIAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PLUTONIAN, HOLDCO AND THE TRANSACTIONS.

Participants in Solicitation

Plutonian, Holdco, Company, certain shareholders of Plutonian, Holdco and Company, Acquisition Entities and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Plutonian common stock in respect of the proposed transaction. Information about Plutonian’s directors and executive officers and their ownership of Plutonian’s common stock is set forth in Plutonian’s prospectus related to its initial public offering dated November 9, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated October 9, 2023, by and among Plutonian Acquisition Corp., Guangdong Dashuyun Investment Holding Group Co., Ltd., Big Tree Cloud International Group Limited and Certain Other Parties
10.1	Company Voting and Support Agreement dated October 9, 2023
10.2	Sponsor Voting and Support Agreement dated October 9, 2023
10.3	Form of Shareholders Lockup Agreement
10.4	Form of Registration Rights Agreement
99.1	Press Release dated October 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

PLUTONIAN ACQUISITION CORP.

By:	/s/ Wei Kwang Ng
Name:	Wei Kwang Ng
Title:	Chief Executive Officer